EXHIBIT 99.2
PG&E FUNDING LLC
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on
Form 10-Q of PG&E Funding LLC for the quarter ended March 31, 2003, I,
Kent M. Harvey, Chairman and President of PG&E Funding LLC, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended March
31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of PG&E Funding LLC for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Funding LLC.

May 13, 2003

/s/ Kent M. Harvey
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Kent M. Harvey
Chairman and President